UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2011

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

(914) 641-2000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 11, 2011, ITT Corporation (“ITT”) issued a press release announcing in connection with its previously announced plan to pursue a separation into three distinct, publicly traded companies that Form 10 Registration Statements have been filed with the U.S. Securities and Exchange Commission (“SEC”) for ITT WCO, Inc. (“WCO”), ITT’s water-related businesses (the “WCO Form 10”) and ITT DCO, Inc. (“DCO”), ITT’s Defense & Information Solutions segment (the “DCO Form 10”).

The WCO Form 10 contains a preliminary information statement that includes detailed information about WCO as a standalone company, including, among other things, historical financial information for WCO and management’s discussion and analysis of financial condition and results of operation. The preliminary information statement also includes a description of WCO’s business and strategy, its management and their compensation, and other legal and financial disclosures, including risk factors. In addition, the preliminary information statement contains certain information relating to the mechanics of, and conditions to, a proposed spin-off of WCO. The preliminary information statement is incomplete and subject to change, and ITT reserves the right not to complete the separation of WCO.

The DCO Form 10 contains a preliminary information statement that includes detailed information about DCO as a standalone company, including, among other things, historical financial information for DCO and management’s discussion and analysis of financial condition and results of operation. The preliminary information statement also includes a description of DCO’s business and strategy, its management and their compensation, and other legal and financial disclosures, including risk factors. In addition, the preliminary information statement contains certain information relating to the mechanics of, and conditions to, a proposed spin-off of DCO. The preliminary information statement is incomplete and subject to change, and ITT reserves the right not to complete the separation of DCO.

The information contained in, or incorporated into, this Item 7.01, including copies of the press release and the presentation with details about the future ITT, WCO and DCO are attached hereto as Exhibit 99.1 and Exhibit 99.2 respectively, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by ITT Corporation, dated July 11, 2011
99.2	Presentation slides issued by ITT Corporation, dated July 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

Date:	July 11, 2011	By:	/s/ Burt M. Fealing
Burt M. Fealing
		Its:	Vice President and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

99.1	Press Release issued by ITT Corporation, dated July 11, 2011
99.2	Presentation slides issued by ITT Corporation, dated July 11, 2011